UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Iconix Brand Group, Inc.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. ICONIX BRAND GROUP, INC. c/o Continental Proxy Services 1 State Street, New York NY 10004 Iconix Brand Group, Inc. 1450 Broadway, 4th Floor New York, NY 10018 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on June 16, 2020 Dear Shareholder, The 2020 Annual Meeting of Shareholders of will be conducted virtually over the Internet. You will be able to attend the annual meeting, vote your shares electronically and submit your questions during the live webcast of the meeting being held on Tuesday, June 16, 2020, at 12:30 PM (local time) by visiting http://www.cstproxy. com/iconixbrand/2020. Proposals to be considered at the Annual Meeting: (1) To elect five (5) directors to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified; To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2020; To approve, by non-binding advisory vote, the resolution approving named executive officer compensation; and To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof. (2) (3) (4) The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposals 2 and 3 Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting CONTROL NUMBER To view the Proxy Materials and attend the annual meeting, please go to: http://www.cstproxy.com/iconixbrand/2020 Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. *Shareholders are cordially invited to attend the Virtual Annual Meeting and to vote on the Internet or any Mobile device. Iconix Brand Group, Inc.

Iconix Brand Group, Inc. 1450 Broadway, 4th Floor New York, NY 10018 Important Notice Regarding the Availability of Proxy Materials For the 2020 Annual Meeting of Shareholders to be Held On Tuesday, June 16, 2020 The following Proxy Materials are available to you to review at: http://www.cstproxy.com/iconixbrand/2020 ---- the Company’s Annual Report for the year ended December 31, 2019 the Company’s 2020 Proxy Statement. the Proxy Card. any amendments to the foregoing materials that are required to be furnished to shareholders This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 29, 2020 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 917-262-2373, or By logging on to http://www.cstproxy.com/iconixbrand/2020 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.